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                                                                   Exhibit 23(a)

                              ARTHUR ANDERSEN LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-8 filed June 19, 1996.



                                      [SIGNATURE ARTHUR ANDERSEN LLP]
Chicago, Illinois
June 17, 1996